                                                                     EXHIBIT 4.1

                        Form of Common Stock Certificate



   NUMBER                                                         SHARES

COMMON STOCK                                                   COMMON STOCK
                                                              See reverse for
                                                            certain definitions.

                              ANTARES PHARMA, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES that
                                                               CUSIP 036642 10 6



is the owner of
         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF
                              Antares Pharma, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile signatures of its duly authorized officers.

Dated:

         /s/ Lawrence M. Christian              /s/ Roger G. Harrison, Ph.D.
         Secretary                              Chief Executive Officer


                                              COUNTERSIGNED AND REGISTERED:
                                              Wells Fargo Bank Minnesota, N.A.
                                              TRANSFER AGENT AND REGISTRAR
                                              By          Authorized Signature

                              ANTARES PHARMA, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.


                    ----------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN. COM - as tenants in common           UNIF GIFT MIN ACT -.....Custodian.....
 TEN ENT - as tenants by the entireties                       (Cust)     (Minor)
  JT TEN - as joint tenants with right of                   under Uniform Gifts
           survivorship and not as tenants                  to Minors Act.......
           in common                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ hereby sell, assign and transfer unto Please insert social security or other identify number of assignee______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated                                        ___________________________________

Signature Guaranteed                         ___________________________________

                                             Notice the signature to the
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the certificate in every particular
                                             without alteration or enlargement
                                             or any change whatever.